Shareholders' Equity and Net Income Per Common Share	12 Months Ended
Dec. 31, 2023
Stockholders' Equity Note [Abstract]
Shareholders' Equity and Net Income Per Common Share	SHAREHOLDERS’ EQUITY AND NET INCOME PER COMMON SHARE
Our Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock during 2023, 2022 and 2021. During 2023, 2022 and 2021 repurchases were made through open market and negotiated transactions and totaled 298,601, 181,586 and 814,910 shares of common stock, respectively for an aggregate purchase price of $5.2 million, $4.0 million and $17.3 million, respectively.
A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2023	2022	2021
	(In thousands, except per share amounts)
Net income	$59,067	$63,351	$62,895

Weighted average shares outstanding (1)	20,976	21,096	21,585
Stock units for deferred compensation plan for non-employee directors	160	137	121
Effect of stock options	11	38	69
Performance share units	23	25	32
Weighted average shares outstanding for calculation of diluted earnings per share	21,170	21,296	21,807

Net income per common share
Basic (1)	$2.82	$3.00	$2.91
Diluted	$2.79	$2.97	$2.88
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(1)	Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.
Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive were zero for each year ended 2023, 2022 and 2021, respectively.